Exhibit 99.1

Gavin Bell

Vice President Investor Relations

Welcome and Agenda

Investor Day May 16, 2012 New York Stock Exchange

Note to Investors

Comments made during this event and in the related presentation materials may contain forward -looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward -looking statements use words such as “seek,” “potential,” “expect,” “strive,” “continue,” “continuously,” “accelerate,” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could. “ They include statements as to NCR’s anticipated or expected results; future financial performance; projections of revenue, profit growth and other financial items, including those set forth in slide 11 of the materials titled “Financial Strategy”; expectations regarding pension metrics and funding obligations, including those set forth in slide 14 of the materials titled “Financial Strategy”; discussion of strategic initiatives and related actions; comments about future market or industry performance; and beliefs, expectations, intentions, and strategies, among other things.

Forward -looking statements are based on management’s current beliefs, expectations and assumptions, and involve a number of known and unknown risks and uncertainties, many of which are out of NCR’s control. These forward -looking statements are not guarantees of future performance, and there are a number of factors, including those detailed from time to time in NCR’s SEC reports, including those listed in item 1a “Risk Factors” of its Annual Report on Form 10-K, that could cause actual outcomes and results to differ materially from the results contemplated by such forward -looking statements. NCR does not undertake any obligation to publicly update or revise any forward -looking statements, whether as a result of new information, future events or otherwise.

The results and cash flows related to NCR’s Entertainment line of business have been classified as discontinued operations as of March 31, 2012. Therefore, all financial results and guidance presented during this event and in the related presentation materials, including the financial results and guidance in the materials titled “Reinventing NCR” and “Financial Strategy”, have been recast to exclude the Entertainment line of business.

Note to Investors

While NCR reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, certain materials presented during this event will include “non-GAAP” measures in an effort to provide additional useful information regarding NCR’s financial results. A reconciliation of these non-GAAP measures to comparable GAAP measures and other related information is included in the portion of these presentation materials entitled “Supplementary Non-GAAP Materials” and is available . on the Investor Relations page of NCR’s website at www.ncr.com Descriptions of many of these non-GAAP measures, including free cash flow, also are included in NCR’s SEC reports.

NCR’s management evaluates NCR’s results excluding certain items, such as pension expense, to assess the company’s financial performance, and believes this information is useful for investors because it provides a more complete understanding of NCR’s underlying operational performance, as well as consistency and comparability with NCR’s past reports of financial results. In addition, NCR management uses certain of these measures to manage and determine effectiveness of its business managers and as a basis for incentive compensation. Management’s calculation of the non-GAAP measures included in these materials may differ from similarly -titled measures reported by other companies and cannot, therefore, be compared with similarly -titled measures of other companies. The non-GAAP measures presented during this event should not be considered as substitutes for, or superior to, results determined in accordance with GAAP.

These presentation materials and the associated remarks made during this event are integrally related and are intended to be presented and understood together.

Agenda

Bill Nuti John Bruno Peter Dorsman Bob Fishman Chairman and CEO EVP and CTO EVP ISG CFO NCR Innovation ISG Overview. Financial Overview Business Strategy Services Emerging Industries, Operations and Continuous Improvement

Lines of Business Presentations Demo

Q and A Meeting Adjourns

Andy Heyman Michael O’Laughlin Scott Kingsfield GM Hospitality GM Financial GM Retail Solutions

Reinventing

Reinventing the way consumers experience business

Bridging back to the 2010 analyst meeting

“We have exceeded or met the expectations we set”

forecasted What we in 2010

What we are on path to achieve

Revenue

NPOI

NON-GAAP EPS

FY ‘10–FY ‘13

6–8% CAGR

FY ‘10–FY ‘13

15-20% CAGR

FY ‘10–FY ‘13

15-20% CAGR

FY ‘10–FY ‘12* Guidance

12% CAGR

FY ‘10–FY ‘12* Guidance

23% CAGR

FY ‘10–FY ‘12* Guidance

19% CAGR

We said FY ‘13 NPOI% of Revenue would be 9-10% – our midpoint guidance for FY ‘12 is 10%*

We said we would achieve 25%+ gross margins in the medium

term – our midpoint guidance for FY ‘12 is 26%*

Record $1B backlog

entering 2012 – highest ever

24.5%—28.4%

Services from 2010 margin – midpoint expansion 2012

Combined maintenance SW & , SW SaaS 65% revenue ; >$ > 500M $120M, 2012 up SW revenue goal

Source: Company Public Reports

Combined SW, SW maintenance & SaaS revenue in Q1 2012 >$120M, up 65% Y/Y

Combined 2012 SW revenue goal >$500M

*	FY ‘12 represents midpoint of current guidance
**	Gross margin as a percentage of revenue excludes pension and special items

Shareholder Value: Business performance driving growth

April Pension 2010: Strategy Phase I

2012: Phase II Pension Strategy

2012

2-Year Relative Price Performance

200 180 160 140 120 100 80 60

Jan-10 Mar-10 May-10 Jul-10 Sep-10 Nov-10 Jan-11 Mar-11 May-11 Jul-11 Sep-11 Nov-11 Jan-12

~ 50%

Stock price increase since 2010

NCR Corp. Wincor Nixdorf AG S&P Mid Cap 400 KBW Bank Index Diebold Inc. Micros Systems Inc. NASDAQ Composite Index

Significantly out

performing peer group

and benchmark indices

On the back of a consistent vision, mission and business strategy

Our Vision

Lead how the world connects , interacts , and transacts with business

Our Mission

Provide our customers with the next generation of productivity gains and consumer experience innovation

And, what continues to be a successful reinvention

Freeze Pension Plan


TERADATA

Teradata Spin-off

Georgia welcomes NCR to new headquarters

Corporate HQ Move to Duluth, GA

SDM Technology Released

FAST COMPANY

NCR Rivals PayPal As Square's Scariest Competitor

NCR to launch Silver

Scopus Alliance

SCOPUS

ERP Implementation

Central Spend Cost Reductions

Business Unit to Functional Model

Entertainment Initiative

World's First Dual Core POS Terminal Released (80xrt)

CRVE Implementation

In-source Manufacturing (Flextronics to NCR)

Customer Relationship Survey

Council Implementation

Employee Engagement Survey

Line of Business Reporting

ISG and Sales Alignment

2006 — rebuilding our foundation — Leadership & Culture Change — reinventing an icon — 2012

Run the Current Play - Learn the Company

Global Grading Program

Phase II Cost Reduction Move to Productivity

World's best Bi-Optic Scanner Released (7878)

Functional to Line of Business Model

Lean Operations Network

Deals Desk Implementation

Critical Accounts Program

Finance Transformation

2ST Released

Services Consolidation

Continuous Improvement Org./SDP/ Advantage

Management System Installation

NCR Employee Development University

Industry Leading Serviceability All-in-one Terminal Released (70XRT)

Leadership Development and Emerging Leaders Program (Top 300)

Anticipated Sale of Entertainment to Coinstar

Manuf. Restructuring Dundee to Budapest

ATM-making unit in Puducherry

Puducherry, India Manufacturing Facility

New NCR innovation Hub and Manufacturing Plant Opens in Brazil

Manaus, Brazil R&D and Manuf.

Made in USA: Overseas jobs come home



Columbus, GA Manuf. Facility

Radiant Acquisition


BREAKING NEWS
NCR TO ACQUIRE RADIANT

Translating into consistent business performance:

revenue growth, margin expansion and improved customer loyalty

Revenue NPOI (1)

NPOI

Revenue Y/YTrend Growth Analysis $180 Y/Y Growth 35%

$1,800

17% 2%

$135 19%

$1,500 3% 16% 15% 27% 18% 42%

10%

3% 5% 18%

$90

$1,200 34%

1% 5% 71%

$45

$900 5.3* 8.5 8.8 9.3 6.7 9.1 9.0 10.7 8.1

%%%%%%%%%

$0

$600 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

*NPOI % 2010 2011 2012

2010 2011 2012 of Revenue

Gross Margin % of Revenue(2) Customer Loyalty

GM % of RevenueBps(# representsY/Y GrowthInc / (Dec) in Bps Y/Y) 50% Y/Y Growth 47%

27%

270 280 40%

40%

25% 70 70

100 170 120 28% 29%

120 30%

23% 190

20%

21%

10%

19%

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1

0%

2010 2011 2012

2009 2010 2011 Wave 1 2012

(1) See reconciliation of GAAP to non-GAAP measure in the non-GAAP supplemental materials and/or on the investor relations page of NCR’s website.

(2) Gross margin as a percentage of revenue excludes pension and special items. See reconciliation of GAAP to non-GAAP measures in the non-GAAP

Source: Company Public Reports supplemental materials and/or on the investor relations page of NCR’s website.

We have a clear vision for our future: 2015 business model

Revenue Gross Margin (1) NPOI % Expansion of Revenue

$7.5B 500 bps 13%

$1B of Software

(1)

Gross margin as a percentage of revenue excludes pension and special items.

Architecture for Growth and Margin Expansion

Market expansion into proximate adjacencies

and Industry diversification balance

SMB growth

Leveraging our past to create a future… small business

Improved geographic balance

Indirect expansion channel

Software Services , SaaS growth and

competition & customer goals market share consumerism consumer behavior geopolitical events economic assumptions & scenarios macroeconomics rise of emerging markets megatrends NCR talent profile

Our strategy is shaped by the world around us

Our decisions are purposeful

Forces of change: "The New Consumer"



2012 is a milestone year. Children born in 1994 will turn 18 – becoming the first adults to live their entire life in the presence of **online retailing.**



46% of all 18-24 year-olds **would choose access to the internet** over access to a car.


Single channel
Multi-channel
Omni-channel

While **multichannel shoppers** are good for business – they spend 15-30% more than single-channel

Omni-channel shoppers are better for business – **spending 15-30% more than multi-channel shoppers**

Source: Yahoo Finance, "Eight Products the Facebook Generation will not Buy" – April 2012

Productivity and consumer experience during change

Store Branch

Transformation Transformation

NCR’s hardware -enabled,

software -driven, services -

led approach is the solution

[Graphic Appears Here]

Airport Restaurant

Transformation Transformation

And, while the industries we serve are growing modestly …

spending in front office technology is increasing

New solution:

APTRA Mobile Banking

Despite low-mid single will Spending grow to on $132B banking by technology 2015 – …we are anticipating New solution:

digit growth across a 24% average annual increase the demand with NCR Silver our core industries new solutions

Retail sales growth of 3.4 Smartphone spend grew

percent this year, down 46 percent from 2010

from 4.7 percent in 2011 Spending on retail technology will

grow to nearly $21B in 2014 – followed by tablets

from $14.8B in 2009 and software.

Source: Ovum’s “Retail Banking Technology Spending Model Through

2015” report—January 2011; ABI Research “Spending on Retail

Technology Systems will exceed $20B in 2014”—March 2010

Our Addressable Market: Growing faster than the markets we serve

$40,000

$34.6B

$35,000

$31.8B

$29.5B

$30,000 $27.0B

$25.5B

$25,000

$20,000

$15,000

$10,000 $5,000

$0

2011 2012 2013 2014 2015 Fin ATM HW & SW Fin Branch Automation Fin Other Bank Sol Fin Multichannel Services—Financial Ret POS & Scanners Ret Self Checkout Ret Digital Signage & Kiosks Ret POS & C-Tailing SW SMB Hosted SW Services—Retail & Hospitality Hospitality HW & SW

Travel Kiosks Travel Mobile Services—Travel Services—T&T

The market is coming toward us:

And we are capitalizing

For the 10th

consecutive quarter we

have exceeded analyst

expectations

1	2 3 4 5 6 7 8 9 10 At the close of Q1 2012

we raised 2012

guidance to 11-13%

Q4 2009 Q1 2012 revenue growth

“Anything that won’t sell, I don’t want to invent.” Thomas Edison (1847 – 1931) NCR makes the list of world’s 100 most innovative companies John Bruno CTO and EVP Corporate Development TRANSFORMATION Hardware-enabled, Software-driven Business DISRUPTIVE INNOVATION

HOW WE DEFINE DISRUPTIVE INNOVATION  1/2 the cost 2x the quality Component Reuse Parts Reduction DFx Remote Diagnostics Design for Serviceability Design for Manufacturability Design to ‘Win’ Comprehensive Quality Metrics and Process Value Engineering Product Cost Reduction ‘Platforming’ 4x the customer value Increase Our Points of Service (Cost = Growth) Increase the Adoption Rate of Our Software Offers (Per Site, Per Customer and with New Customers) $

HOW WE OPERATIONALIZE DISRUPTIVE INNOVATION


Motherboard
18 to 6
Media Handling Module
2 to 1
Chipsets
15 to 3
Common displays reduction in complexity
20%
20%
Improvement in Component Reuse
Card Readers
11 to 5


NCR Enterprise Platform Solutions
0 to 9
Development Centers
3 to 7
2:1
SW:HW Engineers
R&D Spending
25%
813
Ideas in OpenIdea Portal

Increased focus on

- ✓ Time-to-Market
- ✓ 'Platforming'
- ✓ New Product Introduction (NPI)

Contributing to our financial performance


$6.0
$4.0
$4.6
$5.3
2009
2011
Revenue (B)


25%
20%
22%
25%
2009
2011
GM Rate % Rev (2)


10%
0%
7%
9%
2009
2011
NPOI as a % of Rev.(1)

~$500M product cost savings since 2009

(1) See reconciliation of GAAP to non-GAAP measure in the non-GAAP supplemental materials and/or on the investor relations page of NCR's website.

(2) Gross margin as a percentage of revenue excludes pension and special items. See reconciliation of GAAP to non-GAAP measures in the non-GAAP supplemental materials and/or on the investor relations page of NCR's website.

INNOVATION @ NCR
February 25, 1889
NCR started an R&D department . And, was one of the first companies to do so
NOW
tomorrow
yesterday
1906
Charles Kettering developed the first electric cash register
Alaska Airlines
1995
With Alaska Airlines deployed first self-service e-ticket solutions
1968
John Janning perfected liquid crystal displays (LCD)
~9000
Scalable Deposit Module (SDM) Units
nearly 2400
Patents and more than 1600 pending patent applications worldwide
1.2 million
Mobile Boarding passes since Mobiqa acquisition
NCR APTRA Interactive Teller
Dislocated Interface
Customer Playbooks
Self-Service Checkout Kiosk
Pulse
NCR Silver Point of Sale

MEGATRENDS & CONSUMER BEHAVIOR INFORM OUR R&D STRATEGY

Someone on LinkedIn with just 170 contacts has the potential to connect with and influence more than **2.1 MILLION PEOPLE**

750 MILLION users globally on Facebook

Generation Y represents more than

1.7 BILLION CONSUMERS WORLDWIDE

Socially Empowered

Multi-industry focus

Secure Payment Transactions

Mobile Enabled

MASTERCARD INTRODUCES DIGITAL WALLET

"Merchants want flexibility to easily accept digital payments so they can convert more browsers to buyers."

~ Ed McLaughlin, chief emerging payments officer of MasterCard

Smartphone owners now the majority

50.4%

OF U.S. MOBILE SUBSCRIBERS OWN A SMART PHONE

Says a Nielsen survey

6 BILLION

TEXT MESSAGES SENT AND RECEIVED PER DAY

OMG!

OUR R&D STRATEGY CONSUMER EXPERIENCE & DESIGN INFORMS

BEING A BETTER INNOVATOR Means being a better partner COLLABORATIVE INNOVATION Financial Services Retail Hospitality Travel

Financial Services Travel Hospitality Retail Merged channel Hardware-enabled software-driven Improved Time-to-Market Common Maintenance End-to-End Closed Loop Marketing Transaction Ownership CUSTOMER VALUE PROPOSITION

WHY CUSTOMERS LOOK TO US TO 39,452 52,603 245 27 21,311 RETAIL POS TRANSACTIONS 9,748 125,600 Hospitality ePOS TRANSACTIONS RETAIL SCO TRANSACTIONS CASH ONLY ATM TRANSACTIONS “ALL” ATM TRANSACTIONS PASSENGER KIOSK CHECK-IN MOBILE CHECK-IN that translates to At your service every day and around the world INNOVATE 300M transactions per day.

GETTING IT RIGHT SCALABLE DEPOSIT MODULE (sdm) Self-checkout Self and Mobile Check-in Restaurant Guard Retail Travel Hospitality

COMING SOON INTERACTIVE TELLER MOBILE CAPTURE PULSE

NCR Enterprise Platform Contemporary Business Models (C2B) Public & Private Clouds Consumer Experience and Design Merged Channel DISRUPTIVE INNOVATION SUSTAINABLE LONG-TERM VALUE CREATION

Peter Dorsman

Executive Vice President

Industry Solutions Group

Lines of Business

Investor Day

May 16, 2012

New York Stock Exchange

NCR’s Lines of Business

Financial Retail Hospitality Travel Telecom and Services Technology

Healthcare Entertainment

Leverage our Core Competencies

Point of Service Integration Secure Payments Cash and Cashless Transactions Mobile Technologies

Consulting, Implementation and Maintenance Services

Mega Trends

Macro Economic The Changing Consumer

Regulatory

Conditions Environment

Driving the Need for Change

Front-end business Achievement of next Integrated and synchronized transformation and the shift of generation productivity gains multi-channel experience.

capital spending to support it. and lower costs.

Front -end Business Transformation (Financial Services)

Improve the effectiveness of branches

Create new delivery formats including smaller branches, video enablement, kiosks and multi-function ATM’s

Change the processes associated with the branch banking experience

Improve customer experience and access

Next generation productivity and lower costs

Technology alone is rarely the key to unlocking economic value:

Companies create real wealth when they combine technology with new ways of doing business.

Source: McKinsey Quarterly. com

Integrated and Synchronized Multi-channel Experience

Point of Service Mobile On-line Social Media

Multi-channel Businesses are Rewarded by Consumers

The average multichannel

“Customers are multi-channel shopper spends 6 times

creatures and they will no longer more than a single-channel tolerate inconsistent experiences shopper

across a financial institution’s Source: Forrester

delivery channels.”

73% of travelers would be more likely to choose a travel provider that offered them greater control over managing their entire travel experience through self-service.

Source: Buzzback research

NCR is Uniquely Positioned

Business Model Enhanced Consumer

Innovation Experience

Transforming How Main Street Small Businesses Operate

“We’re helping retailers know what inventory

they need, when they need it, and what price

it needs to be at.”

- Fast Company

Andy Heyman

SVP & GM, Hospitality

At your service every day and around the world

Hospitality Strategy

Investor Day May 16, 2012 New York Stock Exchange

What is our market?

Why do restaurants buy from us?

How do we maximize our opportunity?

What results will the strategy achieve?

What is our

market?

Quick Service Fast Casual Theaters Table Service Sports Venues

Restaurants Restaurants

50% available to NCR

million FB&E Sites in the World

Our Value Potential

Margin Improvement

20% 2015 Operational Impact Increase Revenue

Data Analytics

IT Outsourcing Control Cost 15% Marketing Services Receipt on Label Digital Menu Boards 12% Customer Voice Pulse Mobile Pay

9% RSS Online Ordering Customer Connect

6% Restaurant Guard

$180 billion Handheld

Loyalty & Gift

3% Labor Management

Current Total Value Potential

Customers Kiosk Inventory Management

0% Point of Sale

100,000 500,000 1.0M 1995

Sites

Source: NCR internal data and customer feedback

Why do restaurants buy from us?

Profitability Guest &Infrastructure Connections Productivity Experience

Security Kitchen

Site Mgt Inventory & Labor POS Theft Reporting

Feedback Digital Menu Online Mobile POS Ordering Takeout Mobile Pay Guest Mgt Loyalty Drive-thru

Analytics

$1M restaurant

Average NCR Results

Restaurant Improvements

Guests 100,000/year 2,000/year 102,000

Spend $10/guest $1/guest $11/guest

Total Sales $1M $122,000 $1,122,000

30% -2% 28%

Food Costs $300,000($22,440) $314,160

30% -2% 28%

Labor Costs $300,000($22,440) $314,160

2% -0.50% 1.5%

IT Costs $20,000($5,610) $16,830

33% 0% 33%

OH Costs $330,000($0) $330,000

5% 4.50% 9.5%

Profit $50,000 $56,590 $106,590

* Hypothetical results of investment in NCR Hospitality Solutions by restaurant with $1M in annual revenues; based on NCR internal data and customer feedback

How do we maximize our opportunity?

The foundation

New Site Recurring

2011: $265M

2011: $217M

New Sites Recurring Results

Year New sites $ per site Total New Sites $ pspm Total

$482.5M

2011 20,000 $13,250 $265M 125,000 $145 $217.5M

New site strategy

Increase Adoption Deepen SMB Presence Expand Globally

35,000 $400 M

30,000 $350 M $300 M 25,000 $250 M

Sites 20,000

New $200 M Revenue 15,000 $150 M

10,000 $100 M

5,000 $50 M 0 $0 2011 2012(e) 2013(e) 2014(e) 2015(e)

Direct SMB International Revenue

Recurring strategy

Add Salespeople Expand Solutions

200,000 $400 M 180,000 $350 M 160,000 $300 M 140,000 $161 pspm $250 M 120,000 $153

100,000 $150 pspm Revenue $147 $200 M pspm

80,000 $145 pspm $150 M pspm

60,000

40,000 $100 M 20,000 $50 M

0 $0 2011 2012(e) 2013(e) 2014(e) 2015(e)

Cumulative Sites Revenue

What results will the strategy achieve?

Takeaways

2012-2015

Significant opportunity that is growing

Unique and proven value proposition

Growth strategy which delivers consumer and customer trends

Michael O’Laughlin

SVP & GM, Financial Services

At your service every day and around the world

Financial Services Strategy

Analyst Day

May 16,2012

New York Stock Exchange

57

A Global Perspective from a Global Business

North America Western Europe Eastern Europe

• Branch transformation • Intelligent deposit • Bill payment & Financial Kiosk

• Remote data capture • Branch transformation • Intelligent Deposit

• Intelligent deposit • Multichannel software solutions • ATM penetration below European

• Multichannel convergence • Financial kiosk averages

• Growing replacement market • Growing replacement market • Network expansion is driving

• Predictive Services • Logical and physical security increased interest in Management systems and managed services

Caribbean & Latin America Middle East & Africa Asia

• Capitalize on Brazilian investments • Intelligent Deposit • Cash Dispenser growth in Southeast to target new opportunities • Bill payments Asia

• Introduction of Intelligent Deposit • Mobile Solutions • China Pocket Recycling

• Managed services growth with • Remittance solution • Multichannel software solutions introduction of Aptra™ Vision, SW • Managed Services Distributer • Cash Deposit growth

Distribution, SW Security enablement • India Cash Dispense outsourcing

ATM Shipment View: Markets that Will “Move the Needle”

Size of Circle =Total ATM Shipments 2011 -2013 Total Shipments = 1,058,240 units

20%

UAE, Serbia India

CEE Other, Asia Pac Other, Kenya, Vietnam, Pakistan

15%

IEgypt, Kazakhstan, B.R.I.C.

China

Nigeria

10%

Russia

Install Base CAGR

2011 => 2013

5%

Brazil

Large

S Korea

Japan Mature USA 0.0%

Netherlands, Norway,

Estonia, Denmark 100,000 200,000 300,000 400,000 500,000

UK, Spain,

71 largest countries Germany, Canada, Source: RBR 2010, NCR ? 5% France, Italy

Top -15 = 77% of base, 78% of shipments

Delivering an integrated customer experience

Hardware Software Service

Innovation is driving growth

Strategic value

Preemptive

Predictive

Dual Roll

Reactiv Proactiv

Efficiency e e Predictive Service

Branch Transformation NCR Interactive Teller

Mobile Data 2ST

Capture

[Graphic Appears Here]

Drive-thru Authentication

Iconic ATM Scalable Deposit Module Dislocated interface & Staging

NCR Enterprise Software Platform

Clearing & SYSTEMS Settlement

Global Leader in: MOBILE MANAGEMENT

• Multivendor software BANKING

• ATM management

APPOINTMENT

• Payment systems

SCHEDULING

BILL PAYMENT

Assisted CHECK Service CASHING

REMITTANCE

ADJUNCT TRANSACTIONS

ATM SelfServ Solutions

NCR Financial Services Solution Portfolio

Global Leader in:

- Managed Services
- Multivendor Support
- Service Innovation



SOFTWARE DISTRIBUTION
PATCH MANAGEMNENT
LOGICAL SECURITY
Hosted & SaaS Solutions
INCIDENT MANAGEMENT & HELP DESK
FIRST & SECOND LINE MAINTENANCE
NCR@Your Service
PREDICTIVE SERVICE
TOTAL PREMISE SERVICE
MULTI-VENDOR MAINTENANCE
CASH MANAGEMENT & FORCASTING
MS Total Premise
Complete End to End Portfolio Based on Voice of Customer
EMERGING GEOGRAPHIES
Adjacencies
Core
Managed Services I Lifecycle Support I Transaction I Channel
Service Innovation
Business Model Transformation
Predictive Penetration
Defect Elimination
Continuous Improvement & Supply Chain Innovation
Customer Experience
Service Quality Index
'Pulse Check' Survey
Channel Infrastructure

NCR

Financial Services Market Leader

ATM’s

No. 1 US ATM provider

No. 1 Global ATM install base & shipments

[Graphic Appears Here]

Advanced Functionality

ATM Multivendor Middleware & Apps: No. 1 US & Global

Automated Deposit: No. 1 US & Global

TCR Middleware: No. 1 Global

[Graphic Appears Here]

[Graphic Appears Here]

Financial & Service Industries

A leader in item processing, 8 of top 10 US banks

Top 5 in FinTech Top 100 Global Solution Providers to the Financial Industry

Top 10 in 2011 IAOP Global Outsourcing 100TM

Sources: RBR Research, Phoenix ESP Consulting, American Banker, IAOP

Scott Kingsfield

SVP & GM, Retail Business

At your service every day and around the world

Retail Strategy

Analyst Day May 16, 2012 New York Stock Exchange

Agenda

NCR Retail – Expand our Value Proposition The Self Checkout Evolution NCR Silver – Back to the Future

NCR Converged Retailing

Transforming Retail

Food and Drug Specialty Retail Convenience General SMB

Store Merchandise

Expanding our Value Proposition – The Consumer

Give me control of the shopping experience Know my preferences

Reward my loyalty

Make my visit fast and convenient Customer

The Store is Evolving … NCR is Leading

Click and Pharmacy Pharmacy

Collect Deli Kiosk Vending POS

Machine

Loyalty &

Offer Mgmt

Recipe Kiosk Pharmacy

Teleconferencing

Consumer Order and

Preference Pay Mobile Order

Mgmt and Pay

Wine

Self-service Referral

Scale Kiosk Loyalty Kiosk

Assisted

Checkout

Mobile Self- Self Branch

Checkout Checkout Automation

POS Fuel

Interface

ATM

Tender

Station

Service

Center

Kiosk

Customer

Expanding our Value Proposition – The Store

Make it easier to run my business I need to improve productivity and reduce costs

I need to meet the demands of my customers

I need to grow customer wallet share Store Manager

The Store is Evolving … NCR is Leading

Click and Pharmacy

Collect Pharmacy Deli Kiosk Vending POS

Loyalty & Machine Offer Mgmt

Recipe Kiosk Pharmacy Consumer Teleconferencing Preference Mgmt Order and

Pay Mobile Order and Pay Wine Self-service Referral Enterprise Scale Kiosk Loyalty Kiosk Direct Store Solutions Delivery Assisted Checkout Mobile Self- Self Branch Checkout Checkout Automation

POS Fuel Inventory Interface Management

ATM Tender Station

Service Mobile Center Manager Kiosk

Store Manager

Expanding our Value Proposition – The CIO

I need to support solutions across all channels I need to protect customer data

I need to maximize uptime

I need to support multiple locations

IT Manager

The Store is Evolving … NCR is Leading

Predictive Services

Click and Pharmacy

Collect Pharmacy Deli Kiosk Vending POS

Loyalty & Machine Offer Mgmt

Recipe Kiosk Pharmacy Consumer Teleconferencing Preference Mgmt Order and

Pay Mobile Order and Pay Remote SW Wine Direct Store Mgmt Self-service Referral Delivery Enterprise Scale Kiosk Loyalty Kiosk Enterprise Solutions Solutions Assisted Checkout Mobile Self-Self Branch Checkout Checkout Automation

POS Fuel Inventory Interface Management

ATM Tender Station

Service Mobile Center Manager Kiosk

IT Manager

The Most Comprehensive Solution in the Market

Predictive Services

Click and Pharmacy

Collect Pharmacy Deli Kiosk Vending POS

Loyalty & Machine Offer Mgmt

Recipe Kiosk Pharmacy Consumer Teleconferencing Preference Mgmt Order and

Pay Mobile Order and Pay Remote SW Wine Direct Store Mgmt Self-service Referral Delivery Enterprise Scale Kiosk Loyalty Kiosk Enterprise Solutions Solutions Assisted Checkout Mobile Self-Self Branch Checkout Checkout Automation

POS Fuel Inventory Interface Management

ATM Tender Station

Service Mobile Center Manager Kiosk

SelfServ Checkout Momentum

Total Global Self-Checkout Transactions (Millions) NCR SelfServ Checkout Global Expansion

9,000.0 8,000.0 7,000.0 6,000.0 5,000.0

4,000.0 Market NCR

3,000.0 Entry 2,000.0 1,000.0

—1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Pending install (6) Deployed (23)

Widely deployed (5) Under evaluation (6)

NCR ships 2 out of 3 Self -checkout units worldwide

The Self Checkout Evolution

Common

SelfServ Checkout

Application Add Note Recycling

Take-Away Belt

Express Configuration

Input Belt 3-Bag

2-Bag Convertible

Configurations 1-Bag

Single -Window

Scanner Remove Single -Window Cash, No-Scale Cash Scanner Modules SelfServ

Card-Only Mobile Self-Checkout CashPay

SSCO Kiosk

Back to the Future – NCR

Silver

Our Mission:

To help a small business easily run their business, connect with customers and sell anywhere

Silver Target Market

No store Away from store Near store In store

Service provider Retailer

4,000,000

j u s t l i k e t h e m i n t h e U S

8,000,000

j u s t l i k e t h e m w o r l d w i d e

1916 90%+

The Company that invented the Retail technology industry 128 years ago is introducing the most significant advancement in 100 years!

Why we

will win

Keys to our Success

World Class

Solution Great Distribution Strong Brand

Total Retail Solution

Connect with

Run your Business Sell Anywhere

Customers

The Right Solution

	SILVER	Revel	ShopKeep	Square
iPad Registration Platform				
Retail SMB Target				
Cash and Credit Transactions				
Scanning				
Sales Analytics				
Smart Alerts				
Inventory Tracking				
Profitability Analytics				
Encrypted Card Security				
eMail Marketing				
Multi Location Support				
Accounting Integration				

Run your Business.

Connect with Customers.

Sell Anywhere.

Silver Packages

Silver Mobile Silver Tablet Silver Register

$79 per month $79 per month $99 per month

Launch in July 2012

Expected Customers Aspiration

2012 5,000 X 2

2013 40,000 X 3

2014 95,000 X 4

Run your Business. Connect with Customers. Sell Anywhere.

Peter Dorsman

Executive Vice President

At your service every day and around the world

Telecom and Technology

Line of Business

Investor Day May 16, 2012 New York Stock Exchange

Unmatched, Global End-to-end Services Portfolio

NCR Well Positioned to Capture Enterprise Customer Demand for Outsourcing

NCR provides **global, high availability,** mission critical, **"white label"** managed and deployment **services** for **multi-vendor** networking technologies to **8 of Top 10** Telecoms and Networking OEMs



NCR Growing 3x Faster than Market

Services Addressable Market



$4B
~13%
~4%
NCR CAGR
Market CAGR
2011
2012
2013
2014

Gartner

"... end-user organizations are **actively pushing for consolidated support contracts** to realize cost savings, reduce contract management overhead and simplify operational processes ..."

NCR

Market: Source: Gartner Dataquest, Network IT Services, Worldwide Forecast, Q1 2011; IDC Black Book 2010
Gartner: "Competitive Landscape: Integrated Infrastructure Support Providers, Western Europe" Rob Addy, Dec 2011

Growing Customer Segment Provides Opportunity for Outsourcing to NCR

Bharti

Aruba

50% Vivendi Lenovo

Riverbed

Polycom HCL Idea

Huawei FarEast TIM

F5 QTel

China EMC

Uni Saudi

Juniper

Growth ZTE Tel

Tele It Embratel BCE

Telenor/ China China Uninor Mob Tel Singtel Telesp Brocade ALU

StarHub

C&W KDDI

NZ Tel Taiwan

Reliance Sprint Ericsson ACS Telstra

0% TelMex

CSC $500M

? 10%

Accenture

Revenue ($B)

Represents Category Leaders

Top 33 Telecoms I Top 20 OEMs I Top 4 Systems Integrators

Intel/

McAfee

NTT

Amer

Movil IBM

Voda VZB

Cisco

AT&T HP

FRT Dell Siemens DT

Telefon

BT

Fujitsu

$35B

Telecom

OEM

Systems Integrator

Source: Fortune 2000

3Q10 vs 3Q11 Revenue Growth*

Scaling the Business

NCR Advantage — the Multi-Factor: Multi-Geographies, Multi-Industry, Multi-Vendor, Multi-Channel

Managed IT Domain Services

NCR enables Design Integrate Support Manage always available Solution and Multi-vendor Service Desk/ customer Deployment Architecture Maintenance NOC experience Network Audit WANx Certified Partner Cloud and Analysis Benchmarking Programs

Common Tools, Processes, Methodologies

Uniquely Positioned to Capture Market Demand


~100,000
NOC Supported Users
Unmatched Service Portfolio
Complementary Proven Partner
~1,000,000
Networking Devices Maintained
Service Intelligence Optimization, Six Sigma
NCR
~200,000
Installs Per Year
Certifications
ITIL, ISO, NSA ...
Breadth of Multi-Vendor Support +200 OEMs
> 99.999%
Tier 4 Data Center Availability
Global, Badged Certified Service Professionals

Growth Opportunity

Outsourcing Demand Accelerating

Customer Segment Growing and ExpandingDevices Multiplying Requires Seamless, High Availability

Global Capability

Creates High

Barrier to Entry

Services Led Model

“Complementary” Trusted Partner

Peter Dorsman

Executive Vice President

Transforming the Travel Experience

Travel

Line of Business

Investor Day May 16, 2012 New York Stock Exchange

Travel Industry Transformation

Airline/Airport Focus

Hierarchy of

Consumer Needs Loyalty to

differentiated

experience Increase Revenue

Ancillary Sources

Personalized offers

Terminal Concessions and Fees

Improve the Passenger Experience

Integrated and synchronized multi-channel experience

Convenience

Relevant Information

Increase Productivity

Basic passenger processing transactions and Reduce Costs

•Passenger Processing Efficiency

•Cashless Concourse

Increase Productivity and Reduce Costs

By 2014 there will be 3.3 billion

air travelers, up 800 million

from 2.5 billion in 2009.

-IATA 2011

Lobby Security

Cashless Travel Card Solutions

Improve the Passenger Experience

Consumers today have more choices and seek greater control over where, when and how they interact with business

At Home In Transit At their Destination

Dubai Airport Wayfinding

Major aviation hub in Middle East

6,000+ flights per week

43 million passengers

Help passengers locate gates, flight information, retailers and concessions

Interactive access to hotel reservations and local attractions

Fifty 42-inch touchscreen monitors with HD graphics and video powered by NCR

Netkey software

Increase Revenue

Ancillary revenue generation has

spread from low-cost and US

carriers to full service carriers

worldwide and become an

increasingly important source of

revenue. Airlines can now lower

their base fares to offer more

competitive prices to customers.

Consumers can then tailor their

travel with optional services

according to their budget.

Retailing and Merchandising to Passengers at the Gate

60% of travelers are likely to

redeem coupons for a meal, coffee,

spa treatment or other airport

services if they are delivered to

their mobile while at the airport

Source: NCR Travel Consumer Research Survey, July 2011

End-to-End Service Support to the Travel Industry

Mobile Interactive Self-Service, Digital

Signage, Wayfinding ATMs Airline Check-In

Common Use Terminal Equipment (CUTE)

Consumables

Network Infrastructure Point of Sale

eMarketing

Travel Segment Expansion

Hotel Guest Check-in

Virtual Agent Self-Ticketing

Rental Car Bus

John Bruno

Executive Vice President

At your service every day and around the world

Customer Services Strategy

Investor Day May 16, 2012 New York Stock Exchange

NCR Services Leadership

Global Leader Providing Unmatched Portfolio, Service Intelligence, and Innovation to Enable Seamless Consumer Experience Across all Channels

13,000 90 16

Badged & Certified Direct Countries Centers of Excellence

515 300+ 2,000,000+

Stocking Locations Vendors Supported Points-of-Service Maintained

We take a call every 3 seconds and service a device every 6 seconds

Capitalizing on Profitable Growth Engine Enables NCR Services Led Model

Growing 2X Faster than the Market

Leveraging Core to Scale into Adjacencies, Emerging and Small Business Markets

Leading Growth Indicators

Revenue

~ 20% Customer Sat

~ 1700 bps Gross Margin

~ 900 bps File Value

~ 25%

Customer Services Business Model Innovation Drives Sustainable Cost Scaling and Efficiencies

djacency Expansion1

Multi Managed -vendor/Total Services, Premise T&T

~ 30%

Defect Elimination2

~ 160,000

2008 2009 2010 2011 2012 (e)

Near Shore 3

~ 300 bps

Labor % of Revenue 3

~ -700 bps

1	2010-2012
2	2012 target
3	2008-2012

Portfolio Innovation a Catalyst to Sustained Growth

Portfolio Expansion Opens Emerging Markets, Industries, New Customer Segments and Channels

Software Cloud Services Management

& Integrity

Transform

Cloud Cloud

Hosting Services Solutions

Total Premise Operational Migration Cx Global Expansion Consulting Consulting

Reactive Proactive & Predictive Seamless Experience

APTRA Vision Predictive Services Managed Services

Interact

Channel NOC Managed Services Managed Services

Services Executing on Strategy

Moving up the Value Chain with Managed Services and Total Premise Transitioning from Break -Fix Provider to Strategic Partner

“Consolidating our managed services enables us

to deliver a great shopping experience

while driving greater efficiencies that

“By turning to NCR for our ATM maintenance support our growth plans”

and management, we can apply more of

our resources to our customers “

“These services will help us simplify our IT

network and more time focused on

delivering a premier shopping experience to

“(with NCR Incident Management services) we our customers.”

have been able to increase the uptime from

89% to almost 97% “

Top 10 Outsourcing Provider Top 10 Support Provider

Transforming the Customer Experience Through Service Innovation

Business Model Innovation Driving Sustainable Cost Scaling, Efficiencies and Customer Delight

Reactive Predictive

Enables Seamless Successful Customer Interactions Every Time

Right Parts & Skills Fix It Before It Breaks

Service

Needed

Failed Consumer

Interaction

Dispatch and Repair Service Completed

Scheduled Visit Detailed Status info

Close with Customer

Transforming the Service Model – A Game Changer

“NCR is currently the

only major provider to

be offering a truly predictive

hardware maintenance

service.”

Did you know?

In 2012, Predictive will be deployed on:

I 125,000 devices

I 4 continents

Predictive Recognition:

VIDEO: Best Technology Implementation

http://www.youtube.com/watch?v=D4yXjiuKX1Y&feature=plcp TAG Excalibur Award

Gartner: “Market Trends: The Product Support Beast Awakens, Worldwide, 2012”

Rob Addy, 23 February 2012

Leveraging Our Core to Penetrate New Markets

Delivering unmatched Live Customer Care and Support to get small businesses started and keep them up and running.

Retailers can focus on their customers . We’ll take care of the rest.

Phone/Email/Chat Hardware

Support Maintenance

Small Business Technical Advisors Enabling Seamless Experience

Services Very Well Positioned; Capitalizing on Growth

Global Leader with Providing Unmatched Portfolio, Service Intelligence, and Innovation to Enable Seamless Consumer Experience Across all Channels

Sustainable, Profitable growth engine for NCR

Leveraging our core to scale into adjacencies, emerging and small business markets

Eliminating defects across the enterprise value chain for GM expansion

Transforming customer experience with Predictive Service Innovation

Peter Dorsman

Executive Vice President

Global Operations and Customer Advocacy/Continuous Improvement

Investor Day

May 16, 2012

New York Stock Exchange

NCR is Driving the Industrial Revolution 2.0

Bringing highly innovative

products to market faster

Localization

Operational Excellence

Controlling manufacturing intellectual property

Regional Innovation Hubs

Budapest, Hungary

Columbus, GA Beijing, China

USA

Puducherry,

India

Manaus, Brazil

New Product Introduction

Partners Customers

Product Development Suppliers

Government and Universities Manufacturing

Next-in-Class Facilities

Budapest Puducherry

Columbus

Beijing Manaus

Demand Sensing and Shaping

Demantra

Demand Demand Management Operations and Product

Sensing

Sensing

Demand Assess/Supply

Shaping Chain Plan

Sales Operations

Analyze

Demand Shaping the Market

Demand Sensing

Product Management

True North Metrics Driving Operational Excellence

Productivity

People Working Capital

Schedule Cost

Quality

Continuous Improvement

1.	Alignment 2. Sustainability 3. Customer Focus

Cost Savings $100+ Million CI DNA Loyalty Index

Annually

Enterprise Approach 23,500 Problem Solvers Listening and Execution

Continuous Improvement Journey

Internal Focus External Focus

Cost Defect Defect Enterprise

Cutting Correction Elimination Improvement

(Function)(Value Stream)

Impact

Continuous Improvement Savings

($ in millions)

2008 2009 2010 2011 2012 Plan

Benefits

$64

$116

$117

$189

$125

$- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200

Improving Customer Lifetime Value

Customers are Retained and More Likely to Buy More from NCR

[Graphic Appears Here]

Loyalty Will Increase

[Graphic Appears Here]

Sustainable Changes Noticed by Customers Will Improve Attitudes

Improve Daily Experiences Most Important to Customers

Greater Lifetime Value

Greater Share of Wallet

Fewer Vulnerable Relationships

Customer Focus

Brand

Overall Experience

Sales Representation

Support Services

Solution Implementation

Bob Fishman

Chief Financial Officer

Financial Strategy

Investor Day

May 16, 2012

New York Stock Exchange

Creating Shareholder Value – Going Forward

Build a

Profitable Sustainable

Revenue & Leading

NCR Skimming Growth Protection Cost Solution – SPS

For SelfServ ATMs Structure

with Motorized card readers

Free NCR

Cash Flow Confidential

Generation

Revenue Profile – Balanced Global Growth

Strong Revenue Growth Geographic Diversity

(2011)

12%- 25% 30%

13%* AMEA Emerging

NCR+12%Skimming Protection Solution48%– SPS Markets

(USA 36%) Revenue

$5,291 Americas

+3% 70%

Developed

$4,711 For SelfServ ATMs Europe 27% Areas

$4,579 with Motorized card readers Revenue

2009 2010 2011 2012(e)

($’s in Millions); *2012(e) in constant currency

Revenue and Gross Margin by Products and Services

Strong revenue growth. GM expanded in Products and Services as a result of higher volume, improved mix and cost reductions.

Revenue 2009 2010 2011

Products $2,208 $2,301 $2,592

Services $2,371 $2,410 $2,699

Total $4,579 $4,711 $5,291

GM% (1) 2009 2010 2011

Products 21.2% 22.3% 23.0%

Services 22.8% 24.5% 26.7%

Total 22.0% 23.4% 24.9%

($’s in Millions) (1) Gross Margin as a percentage of Revenue excludes pension and special items. See reconciliation of GAAP to non-GAAP measures in the non-GAAP supplementary materials and/or on the investor relations page of NCR’s website.

Revenue and OI by Segment

Revenue growth and segment operating margin improvement led by volume growth, mix and cost reductions.

Revenue 2009 2010 2011

Financial Services $2,614 $2,645 $2,999

Retail Solutions $1,627 $1,717 $1,778

Hospitality $- $- $141

Emerging Industries $338 $349 $373

Consolidated revenue $4,579 $4711 $5,291

Segment OI% 2009 2010 2011

Financial Services 9.6% 9.5% 10.4%

Retail Solutions 0.7% 4.1% 3.9%

Hospitality—- 15.6%

Emerging Industries 16.9% 17.2% 20.6%

Total Segment OI% (1) 7.0% 8.1% 9.1%

(1) Total Segment Operating Income as percentage of Revenue excluding pension and special items. See reconciliation of GAAP to non-GAAP measures in the non-GAAP supplementary materials and/or on the investor relations page of NCR’s website.

NPOI: Consistently Strong Growth

NPOI: Non-Pension Operating Income (1)

+ 19-22%

$570-$585

$500

+ 26%

$481

+19%

$381

$321

$0

2009 2010 2011 2012(e)

($’s in Millions)

(1) See reconciliation of GAAP to non-GAAP measures in the non-GAAP supplementary materials and/or on the investor relations page of NCR’s website.

Revenue and NPOI Growth

7-9% CAGR

Revenue($’s in Millions)

11%-13%

$5,291

2011 2012(e) 2015(e)

NPOI(1)

15-20% CAGR

19%-22%

$570-$585

~13% of

$481 Revenue

~10% of

9.1%	of Revenue

Revenue

2011 2012(e) 2015(e)

(1) See reconciliation of GAAP to non-GAAP measures in the non-GAAP supplementary materials and/or on the investor relations page of NCR’s website.

Continued EPS Expansion

EPS: Excluding Pension and Special Items (1)

$3.65—$4.25
$2.40—$2.47

15-20% CAGR

$2.06

$1.72

$1.42

2009 2010 2011 2012(e) 2015(e)

(1) See reconciliation of GAAP to non-GAAP measures in the non-GAAP supplementary materials and/or on the investor relations page of NCR’s website.

Revenue Growth and Higher Margin Opportunity

$400

$500

$700 Services

2015 (e)

Software* Revenue

Products

7-9%

2012 (e) CAGR

Revenue

*Software includes SW, SW Maintenance and SaaS($’s in Millions)

Managing for Margin

Improving our Sales Mix and Reducing our Cost Structure

Key Initiatives

Cost reduction and value engineering

Product lifecycle management

Design for serviceability, manufacturability, cost

Continuous Improvement

Improving labor productivity

$200 million to $300 million savings for

the period 2012-2015 (50% reinvested)

Forecast Revenue Growth and OI Margin Expansion by Segment

Revenue 2015(e)

Segment * ‘12 – ‘15 CAGR OI% **

Financial Services CAGR 6-8% 11-13%

Retail Solutions

CAGR 7-9%

8-10%

Hospitality CAGR 13-15% 20-22%

Emerging Industries CAGR 10-15% 23-25%

Each Segment includes NCR Services

Estimated OI (segment operating income excludes pension and special items) as a percentage of revenue by segment

Working Capital Metrics – AR and Inventory (Excluding Hospitality)

2010 2011

Key Working Capital Metrics

Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4

Accounts Receivable $884 $879 $957 $928 $946 $980 $1,069 $987

DSO (External) 77 67 71 59 78 67 70 58

Inventory Balance $720 $729 $815 $741 $793 $810 $807 $731

Inventory Turns 5.3 5.3 5.2 5.1 5.1 5.1 5.2 5.3

(Rolling 4 Qtr Average)

($’s in Millions)

Net Debt Progression

($ Millions)

Term Loan

Revolver

Other Debt

Cash

Total Net Debt (a+b+c-d)

2010 2010 2011 2011 2012 2012

Q3 Q4 Q1 Q2 Q3 Q4 Q1

0 0 0 0(700)(700)(700)

0 0 0 0(350)(140)(115)

(10)(11)(11)(11)(12)(13)(12)

360 496 480 457 341 398 414

350 485 469 446(721)(455)(413)

Net debt has improved significantly since Q3 2011 acquisition of Radiant

Pension Update – Q1 2012

Pension Metrics & Funded Status

($Millions)

	Asset Return	Discount rate			Funded Status		
	3/31/12 YTD(1)	12/31/10	12/31/11	3/31/12(1)	12/31/10	12/31/11	3/31/12(1)
US Plans	3%	5.25%	4.0%	4.25%	(903)	(1,294)	(1,180)
International Plans	2%	4.6%	4.1%	3.9%	(94)	(53)*	(29)
Global	3%	5.0%	4.0%	4.1%	(997)	(1,347)	(1,209)

- *The ($53m) net funded status of international plans is comprised of underfunded plans of ($385m), and overfunded plans of $332m
- The overfunded plans are a result of local funding methodologies that use more conservative actuarial assumptions than GAAP

Cash Funding for Pension Plans

($Millions)

	2010	2011	2012E	2013E
US Qualified Plan**	0	0	85	110
US Non-qualified Plan	9	9	10	10
International Plans***	96	116	120	125
Total	105	125	215	245

- ** The funding requirements for the U.S. Qualified Plan incorporate 15 year funding relief for the 2010 and 2011 plan years
- *** The funding of international plans is expected to decline to an annual amount of $10-$20 million (excluding the funding of future service cost) by 2017 as some of the underfunded plans reach fully funded status
- Due to pension plan closures, service cost is expected to decline to a level of about $10m per year
- All future funding estimates are approximations based on expected asset returns, discount rates, and local requirements

(1) Estimated based on data available at March 31, 2012; for accounting purposes the pension plans are not marked-to-market on a quarterly basis

NCR

Current Pension Strategy – Phase 1

NCR’s legacy pension assets and liabilities are large relative to current market capitalization.

Reduce risk and volatility by re-allocating our domestic pension portfolio to fixed-income securities by year- end 2012.

At the end of 2011, we had reallocated approx. 80% of pension assets to fixed income assets as compared to 60% at the end of 2010. By the end of 2012, we target a portfolio of entirely fixed income assets.

Work with trustee boards of international pension plans to make similar changes where possible.

Continue shifting retirement benefits from DB to DC

Amortize gains/losses over average remaining lifetime if less than 10% of a plan’s participants are active

Phase 1 very effective in reducing volatility and reducing underfunded position compared to previous allocation model

Pension Strategy Discussion – Phase 2

Economics Investor Complexity Financial Flexibility

Progression

of Strategies NPV Analysis Enterprise GAAP/Non- GAAP P/E NPOI/FCF Conversion Debt Liquidity

Risk EPS Impacts Capacity

Fund minimum,

complete asset shift,

(Stay the Course) Accounting

Liability Management Exercise

to hedge interest rate risk

Prefund & Immunize Pension

Prefund & Begin process

to settle liabilities

GOAL: Create NCR Shareholder Value

Additional Considerations

• Long Term Execution Process • Fiduciary Responsibility to Plans • Pension Relief

• Develop consistent global strategy • Tax Position

Pension Strategy Discussion – Phase 2

Objectives of Phase 2

Improve free cash flow by reducing annual pension contributions

Reduce volatility and size of underfunded position

Decrease complexity of pension for investors – GAAP to Non-GAAP

Alternatives being considered

Fund minimum, complete asset shift

Liability management exercise to hedge interest rate risk

Prefund and immunize

Prefund and begin process to settle liabilities

Other Considerations

Favorable debt market, good time to borrow

Tax position of NCR

Positive NPV driving economic value for company

Pension relief

Timeline for decision

Currently considering options

Expect announcement of decision on or before Q3 earnings call

Capital Structure Strategy

Maintain strong liquidity

Maintain low cost bank debt in capital structure

Pricing has moved to LIBOR + 150

Significant capacity to pursue opportunities

Free Cash Flow priorities

Organic growth of business

Bolt-on acquisitions and strategic initiatives

Debt Reduction

Share repurchase

No dividend initiation at this time

Interest Rate Management

70% of debt currently fixed through use of interest rate swap

Free Cash Flow Generation (1)

2010 2011 2015(e)

$400-500M

$188M

$37M

Cash flow from core businesses Cash flow for Pension

Cash flow from Entertainment Total Free Cash Flow

(1) See reconciliation of GAAP to non-GAAP measures in the non-GAAP supplementary materials and/or on the investor relations page of NCR’s website.

Key Takeaways

[Graphic Appears Here]

Growth and significant profitability improvement in 2011

Strong revenue growth expected over next three years, especially in software and services Cost reduction initiatives provide additional support to NPOI growth outlook Free Cash Flow generation expected to improve as core businesses drive additional cash flow Execute on pension strategy

Solve for large underfunded position, GAAP to non-GAAP difference and significantly improve FCF in next 3 years

Continue to manage the balance sheet for flexibility and liquidity, continued focus on working capital Cash generated to be used for organic growth, strategic opportunities and share repurchases

Questions

Supplementary Non-GAAP Materials

Investor Day

May 16, 2012

New York Stock Exchange

Non-GAAP Measures

While NCR reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, certain materials presented during this event will include non-GAAP measures in an effort to provide additional useful information regarding NCR’s financial results. NCR’s management evaluates the company’s results excluding certain items, such as pension expense, to assess the financial performance of the company and believes this information is useful for investors because it provides a more complete understanding of NCR’s underlying operational performance, as well as consistency and comparability with NCR’s past reports of financial results. In addition, management uses certain of these measures to manage and determine effectiveness of its business managers and as a basis for incentive compensation. NCR management’s calculation of these non-GAAP measures may differ from similarly -titled measures reported by other companies and cannot, therefore, be compared with similarly -titled measures of other companies. These non-GAAP measures should not be considered as substitutes for or superior to results determined in accordance with GAAP. The reconciliations of non-GAAP measures to comparable GAAP measures and other related information on the following slides are also available on the Investor Relations page of NCR’s website at www.ncr.com .

The results and cash flows related to NCR’s Entertainment line of business have been classified as discontinued operations as of March 31, 2012. Therefore, the financial results and guidance in the reconciliations of GAAP to non-GAAP measures included in the following slides have been recast to exclude the Entertainment line of business.

Non-GAAP Measures

NPOI and Non-GAAP EPS. The non-GAAP income from operations (i.e., non-pension operating income, or NPOI) and non-GAAP earnings per share included in these materials exclude the impact of pension expense and certain special items. Due to the significant change in its pension expense from year to year and the non-operational nature of pension expense and these special items, including amortization of acquisition related intangibles, NCR’s management uses non-pension operating income and non-GAAP earnings per share to evaluate year-over-year operating performance. NCR may, in addition, segregate special items from its GAAP results from time to time to reflect the ongoing earnings per share performance of the company. NCR also uses non-pension operating income and non-GAAP earnings per share to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. NCR determines non-pension operating income based on its GAAP income (loss) from operations excluding pension expense and special items.

Free Cash Flow Free cash flow (or FCF) does not have a. uniform definition under GAAP. NCR defines free cash flow as net cash provided by/used in operating activities and cash flow provided by/used in discontinued operations less capital expenditures for property, plant and equipment, and additions to capitalized software. NCR’s management uses free cash flow to assess the financial performance of the company and believes it is useful for investors because it relates the operating cash flow of the company to the capital that is spent to continue and improve business operations. In particular, free cash flow indicates the amount of cash generated after capital expenditures which can be used for, among other things, investment in the company’s existing businesses, strategic acquisitions, strengthening the company’s balance sheet, repurchase of company stock and repayment of the company’s debt obligations. Free cash flow does not represent the residual cash flow available for discretionary expenditures since there may be other nondiscretionary expenditures that are not deducted from the measure.

Income (Loss) from Continuing Operations (GAAP) to Non-Pension Operating Income (non-GAAP)

FY 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 FY 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 FY 2011 Q1 2012 FY 2012 (e)

Income from Continuing Operations (GAAP) $ 134 $(8) $ 41 $ 47 $ 67 $ 147 $ 20 $ 62 $ 28 $ 100 $ 210 $ 49 $ 366—$ 381

Pension expense 165

159 56 50 50 52 208 51 53 62 56 222 39

Impairment of assets related to an equity investment –

22———————-

Global headquarters relocation –

6	5 7 6—18————

Legal settlements and charges –

———8 8————

Acquisition related costs 4

—————1 30 6 37 4

Acquisition related amortization of intangibles 35

—————- 3 9 12 9

Non-Pension Operating Income (non-GAAP) $ 321 $ 53 $ 98 $ 103 $ 127 $ 381 $ 71 $ 116 $ 123 $ 171 $ 481 $ 101 $ 570—$ 585

Diluted Earnings (Loss) Per Share from Continuing Operations (GAAP) to Diluted Earnings Per Share from Continuing Operations (non-GAAP)

2009

2010

2011

2012 (e)

Diluted Earnings Per Share from Continuing Operations (GAAP) $0.51 $0.88 $0.89 $1.48-$1.55

Pension expense(0.68)(0.93)(0.96)(0.74)

Impairment charge(0.19)(0.05) -(0.01)

Global Headquarters relocation(0.02)(0.07)—-

Japanese subsidiary valuation reserve—0.24—-

Legal settlements and charges(0.02)(0.03) 0.01 -

Acquisition related costs—-(0.17)(0.02)

Acquisition related amortization of intangibles(0.05)(0.15)

Diluted Earnings Per Share from Continuing Operations (non-GAAP) $1.42 $1.72 $2.06 $2.40-$2.47

Cash Provided by (Used in) Operating Activities (GAAP) to Free Cash Flow (non-GAAP)

2010

2011

2015(e)

Cash provided by (used in) Operating

Activities (GAAP) $277 $387 $605—$705

Cash provided by (used in) Discontinued(114)(76)(40)

Operations

Net capital expenditures(126)(123)(165)

Free Cash Flow (non-GAAP) $37 $188 $400—$500

($’s in Millions)

Gross Margin as a % of Revenue (GAAP) to Gross Margin as a % of Revenue Excluding Pension and Special Items

FY 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 FY 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 FY 2011 Q1 2012

Gross Margin as a % of Revenue (GAAP) 19.6% 19.2% 21.2% 21.6% 21.5% 21.0% 20.7% 21.9% 22.0% 23.9% 22.3% 24.0%

Pension expense 1.9% 3.0% 2.5% 2.4% 2.2% 2.4% 2.7% 2.5% 2.7% 2.1% 2.5% 1.8%

Impairment of assets related to an equity 0.5%

investment———————-

Acquisition related amortization of intangibles 0.4% 0.1% 0.4%

Gross Margin as a % of Revenue Excluding

Pension and Special Items 22.0% 22.2% 23.7% 24.0% 23.7% 23.4% 23.4% 24.4% 24.7% 26.4% 24.9% 26.2%